EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2013	April 30, 2013	July 31, 2012
Net revenue	$27,226	$27,582	$29,669

Costs and expenses:
Cost of sales	20,859	21,055	22,820
Research and development	797	815	854
Selling, general and administrative	3,274	3,342	3,366
Amortization of purchased intangible assets	356	350	476
Impairment of goodwill and purchased intangible assets	-	-	9,188
Restructuring charges	81	408	1,795
Acquisition-related charges	4	11	3
Total costs and expenses	25,371	25,981	38,502

Earnings (loss) from operations	1,855	1,601	(8,833)

Interest and other, net	(146)	(193)	(224)

Earnings (loss) before taxes	1,709	1,408	(9,057)

(Provision) benefit for taxes	(319)	(331)	200

Net earnings (loss)	$1,390	$1,077	$(8,857)

Net earnings (loss) per share:
Basic	$0.72	$0.56	$(4.49)
Diluted	$0.71	$0.55	$(4.49)

Cash dividends declared per share	$0.29	$-	$0.26

Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,929	1,935	1,971
Diluted	1,948	1,947	1,971

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2013	2012
Net revenue	$83,167	$90,398

Costs and expenses:
Cost of sales	63,943	69,674
Research and development	2,406	2,490
Selling, general and administrative	9,916	10,273
Amortization of purchased intangible assets	1,056	1,412
Impairment of goodwill and purchased intangible assets	-	9,188
Restructuring charges	619	1,888
Acquisition-related charges	19	42
Total costs and expenses	77,959	94,967

Earnings (loss) from operations	5,208	(4,569)

Interest and other, net	(518)	(688)

Earnings (loss) before taxes	4,690	(5,257)

Provision for taxes	(991)	(539)

Net earnings (loss)	$3,699	$(5,796)

Net earnings (loss) per share:
Basic	$1.91	$(2.93)
Diluted	$1.89	$(2.93)

Cash dividends declared per share	$0.55	$0.50

Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,939	1,977
Diluted	1,952	1,977

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)
	July 31, 2013	October 31, 2012
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$13,251	$11,301
Accounts receivable	14,336	16,407
Financing receivables	3,113	3,252
Inventory	6,540	6,317
Other current assets	12,718	13,360

Total current assets	49,958	50,637

Property, plant and equipment	11,328	11,954

Long-term financing receivables and other assets	9,913	10,593

Goodwill and purchased intangible assets	34,601	35,584

Total assets	$105,800	$108,768

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$7,624	$6,647
Accounts payable	13,293	13,350
Employee compensation and benefits	4,075	4,058
Taxes on earnings	979	846
Deferred revenue	6,571	7,494
Other accrued liabilities	13,470	14,271

Total current liabilities	46,012	46,666

Long-term debt	17,124	21,789

Other liabilities	17,686	17,480

Stockholders' equity:
HP stockholders' equity	24,603	22,436
Non-controlling interests	375	397

Total stockholders' equity	24,978	22,833

Total liabilities and stockholders' equity	$105,800	$108,768

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31, 2013	April 30, 2013	July 31, 2012
Net revenue:(a)

Personal Systems	$7,704	$7,584	$8,636
Printing	5,803	6,081	6,017
Total Printing and Personal Systems Group(b)	13,507	13,665	14,653
Enterprise Group	6,786	6,819	7,492
Enterprise Services	5,843	5,999	6,397
Software	982	941	973
HP Financial Services	879	881	935
Corporate Investments	5	10	11
Total segments	28,002	28,315	30,461
Elimination of intersegment net revenue and other	(776)	(733)	(792)

Total HP consolidated net revenue	$27,226	$27,582	$29,669

Earnings before taxes:(a)

Personal Systems	$228	$239	$405
Printing	908	958	949
Total Printing and Personal Systems Group(b)	1,136	1,197	1,354
Enterprise Group	1,033	1,082	1,284
Enterprise Services	192	156	240
Software	201	180	175
HP Financial Services	99	97	97
Corporate Investments	(58)	(56)	(57)
Total segment earnings from operations	2,603	2,656	3,093

Corporate and unallocated costs and eliminations	(200)	(179)	(314)
Unallocated costs related to stock-based compensation expense	(107)	(107)	(150)
Amortization of purchased intangible assets	(356)	(350)	(476)
Impairment of goodwill and purchased intangible assets	-	-	(9,188)
Restructuring charges	(81)	(408)	(1,795)
Acquisition-related charges	(4)	(11)	(3)
Interest and other, net	(146)	(193)	(224)

Total HP consolidated earnings (loss) before taxes	$1,709	$1,408	$(9,057)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,
	2013	2012
Net revenue:(a)

Personal Systems	$23,492	$26,998
Printing	17,810	18,407
Total Printing and Personal Systems Group(b)	41,302	45,405
Enterprise Group	20,589	22,320
Enterprise Services	17,761	19,257
Software	2,849	2,889
HP Financial Services	2,717	2,853
Corporate Investments	19	48
Total Segments	85,237	92,772
Elimination of intersegment net revenue and other	(2,070)	(2,374)

Total HP consolidated net revenue	$83,167	$90,398

Earnings before taxes:(a)

Personal Systems	$690	$1,380
Printing	2,819	2,518
Total Printing and Personal Systems Group(b)	3,509	3,898
Enterprise Group	3,199	3,965
Enterprise Services	424	622
Software	538	509
HP Financial Services	297	284
Corporate Investments	(179)	(155)
Total segment earnings from operations	7,788	9,123

Corporate and unallocated costs and eliminations	(488)	(670)
Unallocated costs related to stock-based compensation expense	(398)	(492)
Amortization of purchased intangible assets	(1,056)	(1,412)
Impairment of goodwill and purchased intangible assets	-	(9,188)
Restructuring charges	(619)	(1,888)
Acquisition-related charges	(19)	(42)
Interest and other, net	(518)	(688)

Total HP consolidated earnings (loss) before taxes	$4,690	$(5,257)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.